FIRST AMENDMENT DATED MAY 1, 2003 TO

                  JANUS ASPEN SERIES AMENDED AND RESTATED TRUST

                         INSTRUMENT DATED MARCH 18, 2003

     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect (i) the redesignation of Aggressive Growth Portfolio to "Mid Cap Growth Portfolio;" (ii) the merger of Strategic Value Portfolio into Mid Cap Value Portfolio; and (iii) the abolishment and rescission of Strategic Value Portfolio as a series of the Trust:

                                                             SCHEDULE A
Series of the Trust                                                             Available Classes


Balanced Portfolio                                                              Institutional Shares
                                                                                Service Shares

Capital Appreciation Portfolio                                                  Institutional Shares
                                                                                Service Shares

Core Equity Portfolio                                                           Institutional Shares
                                                                                Service Shares

Flexible Income Portfolio                                                       Institutional Shares
                                                                                Service Shares

Global Life Sciences Portfolio                                                  Institutional Shares
                                                                                Service Shares

Global Technology Portfolio                                                     Institutional Shares
                                                                                Service Shares
                                                                                Service II Shares

Growth Portfolio                                                                Institutional Shares
                                                                                Service Shares

Growth and Income Portfolio                                                     Institutional Shares
                                                                                Service Shares

International Growth Portfolio                                                  Institutional Shares
                                                                                Service Shares
                                                                                Service II Shares



International Value Portfolio                                                   Service Shares


Mid Cap Growth Portfolio                                                        Institutional Shares
                                                                                Service Shares

Mid Cap Value Portfolio                                                         Institutional Shares
                                                                                Service Shares

Money Market Portfolio                                                          Institutional Shares
                                                                                Service Shares

Risk-Managed Large Cap Core Portfolio                                           Service Shares

Risk-Managed Large Cap Growth Portfolio                                         Service Shares

Small Cap Value Portfolio                                                       Service Shares

Worldwide Growth Portfolio                                                      Institutional Shares
                                                                                Service Shares
                                                                                Service II Shares

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